Exhibit 99.3

TRANSUNION AND SUBSIDIARIES
Schedule of Revenue, Adjusted Revenue, and Adjusted EBITDA by Segment - Unaudited
(dollars in millions)

	Year Ending			Quarterly 2018
	2018	2017	2016	Q1	Q2	Q3	Q4
Revenue:

USIS gross revenue:
Financial Services	$765.1	$620.0	$551.7	$182.6	$192.6	$199.6	$190.3
Emerging Verticals	679.6	584.1	493.4	159.7	165.6	175.1	179.2
Total USIS gross revenue	$1,444.7	$1,204.1	$1,045.1	$342.3	$358.2	$374.8	$369.4

International gross revenue:
Canada	$96.0	$85.8	$73.9	$21.7	$24.2	$24.6	$25.5
Latin America	102.3	98.4	86.9	25.2	25.8	24.6	26.7
United Kingdom	71.3	—	—	—	7.7	28.2	35.4
Africa	64.2	61.3	60.6	17.0	15.6	15.3	16.3
India	81.8	64.6	47.5	20.2	18.9	20.6	22.1
Asia Pacific	56.7	51.9	45.0	11.8	14.1	15.4	15.4
Total International gross revenue	$472.4	$361.9	$313.9	$95.9	$106.3	$128.7	$141.4

Consumer Interactive gross revenue	$475.8	$432.1	$407.1	$117.9	$117.6	$119.1	$121.3

Eliminations
USIS	$(70.0)	$(59.3)	$(57.0)	$(17.4)	$(17.5)	$(17.5)	$(17.6)
International	(5.1)	(4.8)	(4.0)	(1.2)	(1.4)	(1.3)	(1.2)
Consumer Interactive	(0.7)	(0.2)	—	(0.2)	(0.2)	(0.2)	(0.2)
Total Eliminations	$(75.7)	$(64.2)	$(61.1)	$(18.8)	$(19.0)	$(19.0)	$(19.0)

Consolidated revenue as reported	$2,317.2	$1,933.8	$1,704.9	$537.4	$563.1	$603.6	$613.1

As a result of displaying amounts in millions, rounding differences may exist in the table above.

	Year Ending			Quarterly 2018
	2018	2017	2016	Q1	Q2	Q3	Q4
Adjusted Revenue:

USIS
Financial Services	$765.1	$620.0	$551.7	$182.6	$192.6	$199.6	$190.3
Emerging Verticals	681.6	584.1	493.4	159.7	165.6	176.2	180.1
Total USIS Revenue	$1,446.7	$1,204.1	$1,045.1	$342.3	$358.2	$375.9	$370.3

International
Canada	$96.0	$85.8	$73.9	$21.7	$24.2	$24.6	$25.5
Latin America	102.3	98.4	86.9	25.2	25.8	24.6	26.7
United Kingdom	97.4	—	—	—	7.7	44.8	44.9
Africa	64.2	61.3	60.6	17.0	15.6	15.3	16.3
India	81.8	64.6	47.5	20.2	18.9	20.6	22.1
Asia Pacific	56.7	51.9	45.0	11.8	14.1	15.4	15.4
Total International Revenue	$498.5	$361.9	$313.9	$95.9	$106.3	$145.3	$150.9

Consumer Interactive Revenue	$475.8	$432.1	$407.1	$117.9	$117.6	$119.1	$121.3

Eliminations
USIS	$(70.0)	$(59.3)	$(57.0)	$(17.4)	$(17.5)	$(17.5)	$(17.6)
International	(5.1)	(4.8)	(4.0)	(1.2)	(1.4)	(1.3)	(1.2)
Consumer Interactive	(0.7)	(0.2)	—	(0.2)	(0.2)	(0.2)	(0.2)
Total Eliminations	$(75.7)	$(64.2)	$(61.1)	$(18.8)	$(19.0)	$(19.0)	$(19.0)

Consolidated	$2,345.3	$1,933.8	$1,704.9	$537.4	$563.1	$621.3	$623.5

Adjusted EBITDA:

USIS	$576.1	$492.3	$428.6	$133.4	$147.9	$153.0	$141.9
International	193.0	135.0	113.7	33.0	41.2	57.3	61.5
Consumer Interactive	237.6	211.0	181.6	56.9	58.0	60.3	62.4
Consolidated	916.9	748.1	636.8	202.6	220.6	244.9	248.8

As a result of displaying amounts in millions, rounding differences may exist in the table above.

TRANSUNION AND SUBSIDIARIES
Revenue, Adjusted Revenue, and Adjusted EBITDA growth rates as Reported, CC, Inorganic, Organic and Organic CC - Unaudited

	For the Quarter ended March 31, 2018 compared with the Quarter ended March 31, 2017					For the Quarter ended June 30, 2018 compared with the Quarter ended June 30, 2017
	Reported	CC Growth(1)	Inorganic(2)	Organic Growth(3)	Organic CC Growth(4)	Reported	CC Growth(1)	Inorganic(2)	Organic Growth(3)	Organic CC Growth(4)
Revenue:
Consolidated	18.1%	17.4%	3.3%	14.8%	14.1%	18.6%	18.6%	5.5%	13.1%	13.1%
USIS	21.3%	21.3%	5.4%	15.9%	15.9%	20.2%	20.2%	6.1%	14.1%	14.1%
Financial Services	25.5%	25.5%	5.1%	20.4%	20.4%	22.8%	22.8%	5.7%	17.1%	17.1%
Emerging Verticals	16.8%	16.8%	5.7%	11.1%	11.1%	17.4%	17.4%	6.6%	10.8%	10.8%
International	15.0%	11.2%	—%	15.0%	11.2%	21.8%	21.6%	8.8%	13.0%	12.8%
Canada	11.2%	6.3%	—%	11.2%	6.3%	16.7%	12.0%	—%	16.7%	12.0%
Latin America	8.2%	7.9%	—%	8.2%	7.9%	6.7%	9.0%	—%	6.7%	9.0%
United Kingdom	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Africa	13.1%	3.1%	—%	13.1%	3.1%	5.2%	0.2%	—%	5.2%	0.2%
India	35.0%	29.7%	—%	35.0%	29.7%	25.3%	30.2%	—%	25.3%	30.2%
Asia Pacific	11.7%	12.9%	—%	11.7%	12.9%	13.7%	15.3%	—%	13.7%	15.3%
Consumer Interactive	12.3%	12.3%	—%	12.3%	12.3%	11.6%	11.6%	—%	11.6%	11.6%

Adjusted Revenue:
Consolidated	18.1%	17.4%	3.3%	14.8%	14.1%	18.6%	18.6%	5.5%	13.1%	13.1%
USIS	21.3%	21.3%	5.4%	15.9%	15.9%	20.2%	20.2%	6.1%	14.1%	14.1%
Financial Services	25.5%	25.5%	5.1%	20.4%	20.4%	22.8%	22.8%	5.7%	17.1%	17.1%
Emerging Verticals	16.8%	16.8%	5.7%	11.1%	11.1%	17.4%	17.4%	6.6%	10.8%	10.8%
International	15.0%	11.2%	—%	15.0%	11.2%	21.8%	21.6%	8.8%	13.0%	12.8%
Canada	11.2%	6.3%	—%	11.2%	6.3%	16.7%	12.0%	—%	16.7%	12.0%
Latin America	8.2%	7.9%	—%	8.2%	7.9%	6.7%	9.0%	—%	6.7%	9.0%
United Kingdom	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Africa	13.1%	3.1%	—%	13.1%	3.1%	5.2%	0.2%	—%	5.2%	0.2%
India	35.0%	29.7%	—%	35.0%	29.7%	25.3%	30.2%	—%	25.3%	30.2%
Asia Pacific	11.7%	12.9%	—%	11.7%	12.9%	13.7%	15.3%	—%	13.7%	15.3%
Consumer Interactive	12.3%	12.3%	—%	12.3%	12.3%	11.6%	11.6%	—%	11.6%	11.6%

Adjusted EBITDA:
Consolidated	18.1%	17.3%	0.9%	17.2%	16.4%	18.5%	18.5%	3.1%	15.5%	15.5%
USIS	15.2%	15.2%	1.3%	13.9%	13.9%	16.1%	16.1%	2.4%	13.7%	13.7%
International	15.6%	10.9%	—%	15.6%	10.9%	28.4%	28.6%	8.2%	20.3%	20.4%
Consumer Interactive	11.4%	11.4%	—%	11.4%	11.4%	9.8%	9.8%	—%	9.8%	9.8%

TRANSUNION AND SUBSIDIARIES
Revenue, Adjusted Revenue, and Adjusted EBITDA growth rates as Reported, CC, Inorganic, Organic and Organic CC - Unaudited

	For the Quarter ended September 30, 2018 compared with the Quarter ended September 30, 2017					For the Quarter ended December 31, 2018 compared with the Quarter ended December 31, 2017
	Reported	CC Growth(1)	Inorganic(2)	Organic Growth(3)	Organic CC Growth(4)	Reported	CC Growth(1)	Inorganic(2)	Organic Growth(3)	Organic CC Growth(4)
Revenue:
Consolidated	21.2%	22.4%	11.2%	10.0%	11.2%	21.1%	22.5%	11.0%	10.1%	11.4%
USIS	20.1%	20.1%	8.8%	11.3%	11.3%	18.4%	18.4%	6.6%	11.9%	11.9%
Financial Services	26.5%	26.5%	8.6%	17.9%	17.9%	19.0%	19.0%	4.3%	14.7%	14.7%
Emerging Verticals	13.6%	13.6%	9.0%	4.6%	4.6%	17.8%	17.9%	8.9%	8.9%	8.9%
International	35.6%	41.7%	29.7%	5.8%	12.0%	46.8%	53.8%	36.8%	10.1%	17.0%
Canada	8.1%	12.5%	—%	8.1%	12.5%	12.2%	16.4%	—%	12.2%	16.4%
Latin America	(3.6)%	3.0%	—%	(3.6)%	3.0%	5.0%	13.7%	—%	5.0%	13.7%
United Kingdom	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Africa	(8.8)%	(2.9)%	—%	(8.8)%	(2.9)%	11.5%	16.8%	—%	11.5%	16.8%
India	24.3%	35.9%	—%	24.3%	35.9%	23.2%	37.5%	—%	23.2%	37.5%
Asia Pacific	15.6%	17.4%	—%	15.6%	17.4%	(1.3)%	(0.2)%	—%	(1.3)%	(0.2)%
Consumer Interactive	11.3%	11.3%	—%	11.3%	11.3%	5.7%	5.7%	—%	5.7%	5.7%

Adjusted Revenue:
Consolidated	24.8%	25.9%	14.8%	10.0%	11.2%	23.2%	24.5%	13.1%	10.1%	11.4%
USIS	20.5%	20.5%	9.2%	11.3%	11.3%	18.7%	18.7%	6.9%	11.9%	11.9%
Financial Services	26.5%	26.5%	8.6%	17.9%	17.9%	19.0%	19.0%	4.3%	14.7%	14.7%
Emerging Verticals	14.3%	14.3%	9.7%	4.6%	4.6%	18.4%	18.4%	9.5%	8.9%	8.9%
International	53.1%	59.3%	47.2%	5.8%	12.0%	56.7%	63.6%	46.6%	10.1%	17.0%
Canada	8.1%	12.5%	—%	8.1%	12.5%	12.2%	16.4%	—%	12.2%	16.4%
Latin America	(3.6)%	3.0%	—%	(3.6)%	3.0%	5.0%	13.7%	—%	5.0%	13.7%
United Kingdom	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Africa	(8.8)%	(2.9)%	—%	(8.8)%	(2.9)%	11.5%	16.8%	—%	11.5%	16.8%
India	24.3%	35.9%	—%	24.3%	35.9%	23.2%	37.5%	—%	23.2%	37.5%
Asia Pacific	15.6%	17.4%	—%	15.6%	17.4%	(1.3)%	(0.2)%	—%	(1.3)%	(0.2)%
Consumer Interactive	11.3%	11.3%	—%	11.3%	11.3%	5.7%	5.7%	—%	5.7%	5.7%

Adjusted EBITDA:
Consolidated	26.1%	27.6%	10.7%	15.5%	16.9%	26.8%	28.5%	12.4%	14.4%	16.1%
USIS	19.9%	19.8%	4.6%	15.2%	15.2%	16.7%	16.9%	5.0%	11.7%	11.8%
International	51.9%	59.6%	39.3%	12.6%	20.3%	67.8%	76.6%	49.5%	18.3%	27.2%
Consumer Interactive	21.5%	21.5%	—%	21.5%	21.5%	8.6%	8.6%	—%	8.6%	8.6%

(1)
CC (constant currency) growth rates assume foreign currency exchange rates are consistent between years. This allows financial results to be evaluated without the impact of fluctuations in foreign currency exchange rates.

(2)	Inorganic growth rate represents growth attributable to the first twelve months of activity for recent business acquisitions.

(3)	Organic growth rate is the GAAP growth rate less the inorganic growth rate.

(4)	Organic CC growth rate is the CC growth rate less inorganic growth rate.

TRANSUNION AND SUBSIDIARIES
Revenue, Adjusted Revenue, and Adjusted EBITDA growth rates as Reported, CC, Inorganic, Organic and Organic CC - Unaudited

	For the Year Ended December 31, 2018 compared with the Year Ended December 31, 2017
	Reported	CC Growth(1)	Inorganic(2)	Organic Growth(3)	Organic CC Growth(4)
Revenue:
Consolidated	19.8%	20.3%	7.9%	11.9%	12.4%
USIS	20.0%	20.0%	6.8%	13.2%	13.2%
Financial Services	23.4%	23.4%	6.0%	17.4%	17.4%
Emerging Verticals	16.4%	16.4%	7.6%	8.7%	8.7%
International	30.5%	33.1%	19.7%	10.8%	13.3%
Canada	12.0%	12.0%	—%	12.0%	12.0%
Latin America	3.9%	8.4%	—%	3.9%	8.4%
United Kingdom	—%	—%	—%	—%	—%
Africa	4.8%	4.0%	—%	4.8%	4.0%
India	26.7%	33.6%	—%	26.7%	33.6%
Asia Pacific	9.3%	10.7%	—%	9.3%	10.7%
Consumer Interactive	10.1%	10.1%	—%	10.1%	10.1%

Adjusted Revenue:
Consolidated	21.3%	21.8%	9.4%	11.9%	12.4%
USIS	20.1%	20.2%	6.9%	13.2%	13.2%
Financial Services	23.4%	23.4%	6.0%	17.4%	17.4%
Emerging Verticals	16.7%	16.7%	8.0%	8.7%	8.7%
International	37.7%	40.3%	26.9%	10.8%	13.3%
Canada	12.0%	12.0%	—%	12.0%	12.0%
Latin America	3.9%	8.4%	—%	3.9%	8.4%
United Kingdom	—%	—%	—%	—%	—%
Africa	4.8%	4.0%	—%	4.8%	4.0%
India	26.7%	33.6%	—%	26.7%	33.6%
Asia Pacific	9.3%	10.7%	—%	9.3%	10.7%
Consumer Interactive	10.1%	10.1%	—%	10.1%	10.1%

Adjusted EBITDA:
Consolidated	22.6%	23.2%	7.0%	15.6%	16.2%
USIS	17.0%	17.1%	3.4%	13.7%	13.7%
International	43.0%	46.5%	26.3%	16.6%	20.2%
Consumer Interactive	12.6%	12.6%	—%	12.6%	12.6%

(1)
CC (constant currency) growth rates assume foreign currency exchange rates are consistent between years. This allows financial results to be evaluated without the impact of fluctuations in foreign currency exchange rates.

(2)	Inorganic growth rate represents growth attributable to the first twelve months of activity for recent business acquisitions.

(3)	Organic growth rate is the GAAP growth rate less the inorganic growth rate.

(4)	Organic CC growth rate is the CC growth rate less inorganic growth rate.

TRANSUNION AND SUBSIDIARIES
Revenue, Adjusted Revenue, and Adjusted EBITDA growth rates as Reported, CC, Inorganic, Organic and Organic CC - Unaudited

	For the Year Ended December 31, 2017 compared with the Year Ended December 31, 2016
	Reported	CC Growth(1)	Inorganic(2)	Organic Growth(3)	Organic CC Growth(4)
Revenue:
Consolidated	13.4%	12.8%	1.6%	11.8%	11.1%
USIS	15.2%	15.2%	2.4%	12.8%	12.8%
Financial Services	12.4%	12.4%	1.1%	11.3%	11.3%
Emerging Verticals	18.4%	18.4%	4.0%	14.4%	14.4%
International	15.3%	11.8%	0.8%	14.5%	11.0%
Canada	16.1%	13.8%	—%	16.1%	13.8%
Latin America	13.2%	10.2%	2.9%	10.3%	7.3%
United Kingdom	—%	—%	—%	—%	—%
Africa	1.1%	(7.4)%	—%	1.1%	(7.4)%
India	36.0%	31.6%	—%	36.0%	31.6%
Asia Pacific	15.3%	16.7%	—%	15.3%	16.7%
Consumer Interactive	6.1%	6.1%	—%	6.1%	6.1%

Adjusted Revenue:
Consolidated	13.4%	12.8%	1.6%	11.8%	11.1%
USIS	15.2%	15.2%	2.4%	12.8%	12.8%
Financial Services	12.4%	12.4%	1.1%	11.3%	11.3%
Emerging Verticals	18.4%	18.4%	4.0%	14.4%	14.4%
International	15.3%	11.8%	0.8%	14.5%	11.0%
Canada	16.1%	13.8%	—%	16.1%	13.8%
Latin America	13.2%	10.2%	2.9%	10.3%	7.3%
United Kingdom	—%	—%	—%	—%	—%
Africa	1.1%	(7.4)%	—%	1.1%	(7.4)%
India	36.0%	31.6%	—%	36.0%	31.6%
Asia Pacific	15.3%	16.7%	—%	15.3%	16.7%
Consumer Interactive	6.1%	6.1%	—%	6.1%	6.1%

Adjusted EBITDA:
Consolidated	17.5%	16.9%	1.3%	16.2%	15.7%
USIS	14.9%	14.9%	1.6%	13.3%	13.3%
International	18.7%	15.3%	0.9%	17.8%	14.4%
Consumer Interactive	16.2%	16.2%	—%	16.2%	16.2%

(1)
CC (constant currency) growth rates assume foreign currency exchange rates are consistent between years. This allows financial results to be evaluated without the impact of fluctuations in foreign currency exchange rates.

(2)	Inorganic growth rate represents growth attributable to the first twelve months of activity for recent business acquisitions.

(3)	Organic growth rate is the GAAP growth rate less the inorganic growth rate.

(4)	Organic CC growth rate is the CC growth rate less inorganic growth rate.

TRANSUNION AND SUBSIDIARIES
Revenue, Adjusted Revenue, and Adjusted EBITDA growth rates as Reported, CC, Inorganic, Organic and Organic CC - Unaudited

	For the Year Ended December 31, 2016 compared with the Year Ended December 31, 2015
	Reported	CC Growth(1)	Inorganic(2)	Organic Growth(3)	Organic CC Growth(4)
Revenue:
Consolidated	13.1%	14.3%	2.0%	11.1%	12.2%
USIS	13.0%	13.0%	0.6%	12.4%	12.4%
Financial Services	13.8%	13.8%	—%	13.8%	13.8%
Emerging Verticals	12.2%	12.2%	1.3%	10.9%	10.9%
International	16.4%	22.7%	9.3%	7.1%	13.4%
Canada	14.9%	19.1%	—%	14.9%	19.1%
Latin America	43.0%	47.0%	41.2%	1.8%	5.8%
United Kingdom	—%	—%	—%	—%	—%
Africa	(8.5)%	5.2%	—%	(8.5)%	5.2%
India	17.6%	23.7%	—%	17.6%	23.7%
Asia Pacific	16.4%	17.3%	—%	16.4%	17.3%
Consumer Interactive	10.1%	10.1%	—%	10.1%	10.1%

Adjusted Revenue:
Consolidated	13.1%	14.3%	2.0%	11.1%	12.2%
USIS	13.0%	13.0%	0.6%	12.4%	12.4%
Financial Services	13.8%	13.8%	—%	13.8%	13.8%
Emerging Verticals	12.2%	12.2%	1.3%	10.9%	10.9%
International	16.4%	22.7%	9.3%	7.1%	13.4%
Canada	14.9%	19.1%	—%	14.9%	19.1%
Latin America	43.0%	47.0%	41.2%	1.8%	5.8%
United Kingdom	—%	—%	—%	—%	—%
Africa	(8.5)%	5.2%	—%	(8.5)%	5.2%
India	17.6%	23.7%	—%	17.6%	23.7%
Asia Pacific	16.4%	17.3%	—%	16.4%	17.3%
Consumer Interactive	10.1%	10.1%	—%	10.1%	10.1%

Adjusted EBITDA:
Consolidated	20.9%	22.1%	1.2%	19.7%	20.8%
USIS	15.0%	15.0%	(1.1)%	16.2%	16.2%
International	32.8%	39.9%	12.6%	20.2%	27.3%
Consumer Interactive	21.6%	21.6%	—%	21.6%	21.6%

(1)
CC (constant currency) growth rates assume foreign currency exchange rates are consistent between years. This allows financial results to be evaluated without the impact of fluctuations in foreign currency exchange rates.

(2)	Inorganic growth rate represents growth attributable to the first twelve months of activity for recent business acquisitions.

(3)	Organic growth rate is the GAAP growth rate less the inorganic growth rate.

(4)	Organic CC growth rate is the CC growth rate less inorganic growth rate.